UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2018

BofI Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2018, BofI Holding, Inc. (the “Company”), parent of BofI Federal Bank, entered into a new lease agreement, which commences in December 2018, and amended a second existing lease agreement to extend the lease term (collectively, the “Lease Agreements”) for office space located at its principal executive offices in San Diego, California (the “Leased Premises”). The Lease Agreements are effective until June 30, 2030 (the “Term”) and were executed between the Company and subsidiaries of Irvine Company LLC ("Irvine").

The Leased Premises consist of approximately 136,000 square feet. The base rent for the Leased Premises increases by approximately 3.5% each year over the Term, and ranges from approximately $460,904 per month for the first year, before abatements of up to six months, to $648,365 per month for the last year. The Company is entitled to $6,776,965 in tenant improvement allowance.

The Company’s existing lease agreement with Irvine at the same location was previously scheduled to expire on June 30, 2020.

The foregoing description of the Lease Agreements do not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Agreements, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The Lease Agreements are a long-term debt obligation as defined in Item 303(a)(5)(ii)(A) of Regulation S-K that are material to the Company. The information under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

10.1 Office Space Lease Between Pacifica Tower LLC and BofI Holding, Inc.
10.2 Sixth Amendment to Office Space Lease Between 4350 La Jolla Village LLC and BofI Holding, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI Holding, Inc.

Date:	May 18, 2018	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer